UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37914	81-2959182
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Ottawa Bancorp, Inc. (the “Company”) was held on May 15, 2019. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
James A. Ferrero	1,750,404	382,150
Craig M. Hepner	1,860,460	272,094
Keith F. Johnson	1,953,942	178,612

There were 940,601 broker non-votes on the proposal.

2.	The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
2,887,324	166,749	19,082

There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, and the vote was as follows:

FOR	AGAINST	ABSTAIN
1,873,952	189,593	69,009

There were 940,601 broker non-votes on the proposal.

4.	An advisory vote was taken on the frequency of the advisory vote on the compensation of the Company’s named executive officers and the vote was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
1,057,757	55,668	970,857	48,272

There were 940,601 broker non-votes on the proposal.

In light of the voting results with respect to the frequency of the advisory stockholder votes on executive compensation, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA BANCORP, INC.

Date: May 20, 2019	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer